EXHIBIT 17

                               POWER OF ATTORNEY

STATE OF :  TEXAS
COUNTY OF:  BEXAR

         Know all men by these presents that the undersigned Trustee of USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/S/ JAMES M. MIDDLETON                     MARCH 1, 2000
----------------------                     -------------
James M. Middleton                         Date
President and Chairman of the Board of Trustees



On this 1st day of March, 2000, before me, James M. Middleton, the undersigned Notary Public, personally appeared James M. Middleton, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal  ========================
                                    M.L.VERA CRUZ
                                    Notary Public
                                    State of Texas
                                    My Comm. Exp 11-17-02
                                   ========================


My Commission Expires:             /S/M. L. VERA CRUZ
November 17, 2002                  ------------------
-----------------                  Notary Public
                                   State of Texas

                               POWER OF ATTORNEY

STATE OF : TEXAS
COUNTY OF: BEXAR

         Know all men by these presents that the undersigned Trustee of USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ MICHAEL J.C. ROTH                      February 24, 2000
---------------------                      -------------
Michael J.C. Roth                          Date
Trustee



On this 24th day of February, 2000, before me, LeAnn Pool, the undersigned Notary Public, personally appeared Michael J.C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal  ======================
                                    LEANN POOL
                                    Notary Public
                                    State of Texas
                                   My Comm. Exp. 08-06-01
                                   ======================


My Commission Expires:             /S/ LEANN POOL
August 6, 2001                     ---------------
---------------                    Notary Public
                                   State of Texas

                               POWER OF ATTORNEY

STATE OF : TEXAS
COUNTY OF: BEXAR

         Know all men by these presents that the undersigned Treasurer of the USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ LARKIN W. FIELDS                       February 24, 2000
----------------------                     -------------
Larkin W. Fields                           Date
Senior Vice President, Treasurer
(Principal Financial and Accounting Officer)



On this 24th day of February, 2000, before me, Dora Zapata, the undersigned Notary Public, personally appeared Larkin W. Fields, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.


WITNESS my hand and official seal  ==========================
                                     DORA ZAPATA
                                     Notary Public
                                     State of Texas
                                    My Comm. Exp 09-06-2002
                                   ==========================


My Commission Expires:             /S/ DORA ZAPATA
September 6, 2002                  -------------------
-----------------                  Notary Public
                                   State of Texas

                               POWER OF ATTORNEY

STATE OF : TEXAS
COUNTY OF: BEXAR

         Know all men by these presents that the undersigned Trustee of the USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ JUNE R. REEDY                          February 24, 2000
-----------------------------              -----------------
June R. Reedy                              Date
Trustee



On this 24th day of February, 2000, before me, LeAnn Pool, the undersigned Notary Public, personally appeared June R. Reedy, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal  ========================
                                    LEANN POOL
                                    Notary Public
                                    State of Texas
                                    My Comm. Exp. 08-06-01
                                   ========================


My Commission Expires:             /S/ LEANN POOL
August 6, 2001                     ----------------
--------------                     Notary Public
                                   State of Texas

                               POWER OF ATTORNEY

STATE OF : TEXAS
COUNTY OF: BEXAR

         Know all men by these presents that the undersigned Trustee of USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ NEIL H. STONE                          February 24, 2000
-----------------                          -----------------
Neil H. Stone                              Date
Trustee



On this 24th day of February, 2000, before me, LeAnn Pool, the undersigned Notary Public, personally appeared Neil H. Stone, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal  =======================
                                    LEANN POOL
                                    Notary Public
                                    State of Texas
                                   My Comm. Exp.08-06-2001
                                   =======================


My Commission Expires:             /S/ LEANN POOL
August 6, 2001                     --------------
--------------                     Notary Public
                                   State of Texas

                               POWER OF ATTORNEY

STATE OF : TEXAS
COUNTY OF: BEXAR

         Know all men by these presents that the undersigned Trustee of USAA Life Investment Trust, a Delaware business trust ("Trust"), constitutes and appoints Cynthia A. Toles, Dwain A. Akins and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



/S/ GARY W. WEST                           February 24, 2000
-----------------                          -----------------
Gary W. West                               Date
Trustee



On this 24th day of February, 2000, before me, LeAnn Pool, the undersigned Notary Public, personally appeared Gary W. West, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.


WITNESS my hand and official seal  ========================
                                    LEANN POOL
                                    Notary Public
                                    State of Texas
                                   My Comm. Exp 08-06-2001
                                   ========================


My Commission Expires:             /S/ LEANN POOL
August 6, 2001                     -----------------
--------------                     Notary Public
                                   State of Texas